Pension Plan (Weighted-Average Assumptions Used In The Measurement Of The Benefit Obligation And Net Periodic Pension Cost) (Details)	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Pension Plan [Abstract]
Discount rate for benefit obligation	3.50%	4.25%
Discount rate for net periodic pension cost	4.25%	3.50%
Rate of compensation increase	3.50%	3.50%
Expected long-term return on plan assets	2.80%	2.30%